The Cascades Trust
Aquila Tax-Free Trust of Oregon

Supplement dated December 18, 2019
to the Summary Prospectus, Prospectus and Statement of Additional Information
dated July 25, 2019

Fund Reorganization

The Board of Aquila Tax-Free Trust of Oregon (the "Fund") has unanimously approved the reorganization of the Fund into a newly-organized series of Aquila Municipal Trust (the "Successor Fund").  Shareholders of the Fund will be asked to approve the reorganization at a Special Shareholder Meeting to be held in the second quarter of 2020.

The reorganization is expected to achieve certain efficiencies in the oversight and administration of the Fund by, among other things, reducing the number of separate legal entities in the Aquila Group of Funds and reducing the number of separate Boards overseeing the Funds in the complex.  The Board expects that these efficiencies will result in cost savings to Fund shareholders.

There will be no changes to the Fund's investment objective, principal investment strategies or investment management team as a result of the proposed reorganization.  Aquila Investment Management LLC will continue to serve as the Manager of the Successor Fund following the reorganization.  Davidson Fixed Income Management, Inc., doing business as Kirkpatrick Pettis Capital Management will continue to serve as the Sub-Adviser of the Successor Fund following the reorganization.

The proposed reorganization is expected to qualify as a tax-free reorganization, which generally means that the reorganization will result in no gain or loss being recognized for federal income tax purposes by the Fund or its shareholders as a direct result of the reorganization.

Election of Trustees of the Fund

In addition to asking shareholders to approve the reorganization, at the Special Shareholder Meeting shareholders also will be asked to elect four Trustees who currently serve on the Board of Trustees of the Fund (two of whom currently serve as well on the board of Aquila Municipal Trust) and five Trustees who currently serve on the Board of Aquila Municipal Trust.  Please note that the five Trustees who currently serve on the Board of Aquila Municipal Trust will only become Trustees of the Fund if the reorganization is not approved and consummated by June 30, 2020.  The consolidation of the Board of Trustees of the Fund with the Board of Trustees of Aquila Municipal Trust will allow the Fund to achieve many of the same efficiencies (and cost savings) that are expected to be achieved if the reorganization was to be consummated.

It is expected that proxy materials with respect to the proposed reorganization and the election of trustees will be sent to shareholders of the Fund in the first quarter of 2020.  Please read the proxy materials carefully, as they will contain a more detailed description of the proposals.

ATFTOPS-1219